ELECTRIC & GAS TECHNOLOGY, INC. AND SUBSIDIARIES

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Electric & Gas Technology, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George M. Johnston, Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the  requirement of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  March 16, 2006
                                                       By /s/ George M. Johnston
                                                         -----------------------
                                                           George M. Johnston
                                                            Vice President &
                                                         Chief Financial Officer